January 15, 1996
Fellow Shareholders:

This has been an important year for the Funds. As earlier reported, following the special shareholders meeting on September 28, the Sextant Funds were launched, new trustees were elected and other significant steps were taken. These proposals were contained in the proxy statement we forwarded to you at the end of August.

The following is an official report of the results. For investment results and other information about the Funds, we urge you to read the remainder of the Report.

As always, we appreciate your participation in the Funds and look forward to a long and mutually rewarding association with you.

ATTENDANCE
                           Shares entitled
     Name of Series           to vote                  Shares present
     Idaho                1,032,867.080                602,773.681
     Washington             190,004.237                120,153.290
     Northwest              131,055.262                86,794.841
                            -----------                ----------
     Total Shares         1,353,926.579                809,721.812

NEW BOARD OF TRUSTEES
The shareholders also elected a new slate of Trustees. Continuing are: John Love, John Moore and Nicholas Kaiser. Joining them are newly elected Trustees Gary Goldfogel and James D. Winship.

                                For             Withhold
     Gary Goldfogel         527,875.466        13,842.597
     Nicholas F. Kaiser     536,614.069         5,103.994
     John Love              538,530.426         3,187.637
     John S. Moore          534,302.917         7,415.146
     James D. Winship       540,673.148         1,044.915

NORTHWEST GROWTH FUND BECOMES SEXTANT GROWTH FUND

Shareholders voted to amend the Northwest's investment objective from long-term capital growth through investment primarily in Northwest securities to long term growth from investment in equity and equity-type securities whether in the region or not, and to change the name of the series to Sextant Growth Fund.

              Number         Per Cent
     For      84,989.275      97.92%
     Against  1,805.566       2.08%

Shareholders voted to replace Northwest Growth Fund's existing Investment Advisory and Administrative Services Agreement and Transfer Agent Agreement with a single Investment Advisory and Administrative Services Agreement.
              Number         Per Cent
              ------         --------
     For      86,794.841      100%
     Against        0            0%

WASHINGTON TAX-EXEMPT FUND BECOMES SEXTANT BOND INCOME FUND

 Shareholders voted to amend the Fund's investment objective and fundamental policies from pursuit of income exempt from federal and any Washington State income taxes to high current income through the purchase of bonds that may produce taxable income, and to change the name of the series to Sextant Bond Income Fund
              Number         Per Cent
     For      115,009.485     95.72
     Against  5,143.805       4.28%

Shareholders voted to replace the Fund's existing Investment Advisory and Administrative Services Agreement and Transfer Agent Agreement with a single Investment Advisory and Administrative Services Agreement.
              Number         Per Cent
     For      115,009.485     95.72
     Against  5,143.805       4.28%

IDAHO TAX-EXEMPT FUND REMAINED UNCHANGED.

This very successful Fund continues with no change in policy or its investment contract.

                             IDAHO TAX-EXEMPT FUND
                                 ANNUAL REPORT
WE ARE GREATLY PLEASED TO INFORM YOU THAT MORNINGSTAR MUTUAL FUNDS HAS AWARDED YOUR FUND ITS COVETED FIVE-STAR RATING AS OF NOVEMBER 30, 1995. THE MORNINGSTAR RATING IS A WIDELY RESPECTED MEASURE OF RISK-ADJUSTED PERFORMANCE.* WE ARE PROUD OF THIS ACCOMPLISHMENT AND WORK HARD TO CONTINUE THE FUND'S TO PERFORMANCE.

November 30, 1995
Fellow Shareowners:

Where do we go from here? Our last letter was very optimistic about the potential returns from financial assets for the remainder of the century. Throughout fiscal 1995 we were correct and our positive outlook remains. In the fiscal year just ended, your Fund brought you a total return of 16.68%. At November 30, the 30-day yield on your Fund was 4.6%, tax-free.

Politically, the climate is still favorable though not as bullish as last fall: lower taxes and higher speed limits. The debate has shifted from increasing government expenditures to whether, where and how much to cut. For bond investors, we continue to believe this trend means slow growth and low interest rates.

During 1995, concerns over the possibility of a flat (or at least flatter) tax structure put some pressure on bond prices by increasing the return that holders of municipal bonds demanded. This phenomenon produced an opportunity for buying quality bonds cheaply. We capitalized on that opportunity when we could.

The Fund remains conservative in approach, positioned to serve as an anchor in your investment portfolio. We employ no leverage, purchase no derivatives or employ any other risk-enhancing techniques.

Our staff and portfolio managers always welcome your comments and suggestions. Only with your help can we be certain that we are meeting your investment needs--our primary objective. We appreciate your investing with us.

                  With best wishes for the New Year,

                NICHOLAS KAISER,                 PHELPS MCILVAINE,
                 PRESIDENT                         VICE  PRESIDENT,
                                                       PORTFOLIO MANAGER


*Morningstar's proprietary ratings reflect historical risk-adjusted performance. The ratings are subject to change each month, and are calculated from a fund's 3 and 5-year average annual returns with sales charge adjustments (if any) and a risk factor that reflects performance relative to three month Treasury bill returns. Ten per cent of the funds in a Morningstar investment category receive five stars. From time to time the adviser has waived all or a portion of fees or expenses, resulting in higher returns. Naturally, past performance may not indicate future results.

INVESTMENTS
November 30, 1995

RATING  ISSUER                 COUPON/MATURITY    FACE AMOUNT      MARKET
                                                                    VALUE
---------------------------------------------------------------------------------------------
                                                                                          ---

GENERAL OBLIGATION (2.0)%
   A    Bannock County Jail          6.00% due    $100,000    $105,966
        Bond                          9/1/2012

HOUSING (11.6%)
  AA    Idaho Housing
        Authority
        Single Fam Mortgage,         6.85% due     110,000     114,695
        B-1                           7/1/2012
  AA    Idaho Housing
        Authority
        Refunding Ser A              6.15% due     250,000     257,950
                                      7/1/2024
  AA    Idaho Housing
        Authority
        Single Fam Mort              6.60% due     125,000     131,718
        Mezz-E-1                      7/1/2011
  AA    Idaho Housing
        Authority
        Single Fam Mort Rev         8.125% due       5,000       5,222
        Ser B1                        7/1/2019
                                     8.00% due      30,000      31,519
                                      1/1/2020
  AA    Idaho Housing
        Authority
        Single Fam Mort SR           7.70% due     60,000      62,791
                                                   -------     ------
        Ser C1                        7/1/2017
        SUB-TOTAL                                  580,000     603,895

IRRIGATION (5.1%)
  AA    Boise Kuna Irr. Dist.        6.00% due     250,000     265,838
                                      7/1/2008

MEDICAL/HOSPITALS (3.6%)
   A    Idaho Health Facility
        St. Alphonsus Med.           6.25% due     175,000     184,216
        Ctr.                         12/1/2012

REAL ESTATE (6.3%)
   A    Idaho Falls
        Redevel. Agency Rev.             8.05%     100,000     112,549
                                  due10/1/2006
                                    8.125% due     100,000     112,940
                                     10/1/2008
  AAA   Idaho Bldg. Authority
        Rev. Ref. Ser C              5.70% due    100,000     104,905
                                                  --------    -------
                                      9/1/2007
        SUB-TOTAL                                  300,000     330,394

ROADS (7.5%)
   A    Payette L.I.D.               7.60% due      30,000      30,593
                                      5/1/2005
   A    Post Falls, Kootenai         6.50% due      10,000       9,963
        County                       4/15/1996
        L.I.D. #91-1                 6.75% due      10,000       9,976
                                     4/15/1997
                                     7.00% due      10,000       9,982
                                     4/15/1998
                                     7.20% due      15,000      14,982
                                     4/15/1999
                                     7.40% due      15,000      14,996
                                     4/15/2000
                                     7.60% due      15,000      15,002
                                     4/15/2001
                                     7.75% due      20,000      20,008
                                     4/15/2002
                                     7.95% due      20,000      20,018
                                     4/15/2003
                                     7.95% due      20,000      20,018
                                     4/15/2004
                                     7.95% due      20,000      20,018
                                     4/15/2005
                                     7.95% due      20,000      20,016
                                     4/15/2006
                                     7.95% due      20,000      20,015
                                     4/15/2007
   A    Post Falls L.I.D.            4.75% due      30,000      29,942
        #91-4                         9/1/1999
                                     5.00% due      30,000      30,092
                                      9/1/2000
                                     5.20% due      35,000      35,223
                                      9/1/2001
                                     5.40% due      35,000      35,077
                                      9/1/2002
                                     5.60% due     35,000      35,084
                                      9/1/2003
        SUB-TOTAL                                  390,000     391,005

SCHOOL (GO'S) (28.6%)
  AA    Ada and Canyon                   6.65%     100,000     109,566
        Counties                  due1/30/2011
        Joint School Dist #2        7.375% due     100,000     111,947
        Meridian                     7/30/2000
  AAA   Bonneville/Bingham           5.40% due     150,000     153,558
        Counties                     7/30/2008
        Jt Schl Dist #93  Ref        5.50% due     100,000     102,178
        Ser A                        7/30/2010
   A    Bonneville County
        School Dist #91              7.00% due     155,000     167,216
                                      8/1/2008
   A    Canyon County                5.90% due      50,000      52,355
                                      8/1/2005
        School Dist. #135            6.00% due      50,000      53,131
                                      8/1/2006
                                     6.00% due      50,000      52,783
                                      8/1/2007
  AAA   Gooding Co.(Wendell)
        School Dist. #232            6.00% due      55,000      58,289
                                      8/1/2008
  AAA   Kootenai County
        School Dist #273             6.00% due     100,000     106,041
                                      8/1/2012
  AAA   Madison County
        School Dist.  #321           5.60% due     150,000     155,496
                                      2/1/2010

  AA    Payette County               6.50% due      80,000      86,514
                                     7/31/2008
        School Dist. #372            6.75% due     155,000     173,017
                                     7/31/2009
                                     6.75% due    100,000     111,128
                                     7/31/2010
        SUB-TOTAL                                1,395,000    1,493,219

STATE EDUCATION (14.2%)
  AAA   Boise St. Univ.              6.20% due     200,000     215,580
                                      4/1/2010
        Fee Revenue                  6.30% due     100,000     108,367
                                      4/1/2014
   A    Idaho State University
        Student Fee                  6.40% due     250,000     268,191
                                      4/1/2014
  AAA   University of Idaho
        Student Fee Rev.             7.70% due      85,000      91,922
                                      4/1/2010
   A    University of Idaho
        Revenue                      6.85% due     50,000      55,547
                                                   -------     ------
                                      4/1/2016
        SUB-TOTAL                                  685,000     739,607

UTILITY-ELECTRIC POWER (1.9%)
  AAA   Idaho Falls
        Elec. Rev.                   6.75% due     100,000     103,205
                                      4/1/2019

UTILITY-SEWER (5.0%)
   A    Hayden Lake L.I.D. #1        6.00% due      60,000      59,991
                                      9/1/2004
   A    Troy Sewer Rev.
                                     6.80% due      10,000       9,995
                                      2/1/1996
                                     6.90% due      10,000      10,121
                                      2/1/1997
                                     7.00% due      10,000      10,256
                                      2/1/1998
                                     7.10% due      10,000      10,449
                                      2/1/1999
                                     7.20% due      10,000      10,541
                                      2/1/2000
                                     7.30% due      10,000      10,593
                                      2/1/2001
                                     7.40% due      10,000      10,672
                                      2/1/2002
                                     7.50% due      10,000      10,659
                                      2/1/2003
                                     7.60% due      10,000      10,676
                                      2/1/2004
                                     7.70% due      15,000      16,076
                                      2/1/2005
                                     7.80% due      15,000      16,016
                                      2/1/2006
                                     7.90% due      15,000      16,019
                                      2/1/2007
        Troy Sewer Rev.              8.00% due      15,000      15,948
        cont'd.                       2/1/2008
                                     8.00% due      20,000      21,416
                                      2/1/2009
                                     8.00% due     20,000      21,408
                                      2/1/2010
        SUB-TOTAL                                  250,000     260,836

UTILITY-WATER SUPPLY (10.9%)
  A-    American Falls Res.          7.25% due      70,000      78,379
                                      5/1/2004
        Ref. Series A               7.625% due     150,000     169,303
                                      5/1/2021
   A    McCall Water Rev.,           6.25% due     200,000     210,249
        Ser 1994                      9/1/2008
   A    McCall Water Revenue        6.375% due      70,000      73,380
                                      9/1/2014
   A    Ucon Water & Sewer           7.75% due     35,000      39,009
                                                   -------     ------
        Rev. Ref.                    12/1/2002
        SUB-TOTAL                                 525,000     570,320
                                                  --------    -------

TOTAL INVESTMENTS (96.7%)                         $4,750,000 $5,048,501
                                                 ==========
 Other Assets (net of liabilities) (3.3%)                      171,813
                                                              -------
Total Net Assets (100%)                                        $5,220,314
                                                              ===========


These unaudited bond ratings reflect the adviser's current rating of each bond, as determined using Standard & Poor's and Moody's ratings.

FINANCIAL HIGHLIGHTS
Selected data per share of capital stock outstanding throughout the period:
                                                                                 Sept.4, '87
                                                                                 (commence-
                                                                                 ment
                                                                                 of op-
                                                                                 erations)
                                   For Year Ended  November 30                   to
                       ------------- -------- -------- -------- -------- --------------------------
                       1995   1994    1993   1992    1991   1990   1989    1988 Nov.30 '87

NET ASSET VALUE AT
BEGINNING OF PERIOD   $4.76  $5.23   $5.16  $5.10   $5.03  $5.07   $4.98   $5.03  $5.00
   INCOME FROM
   INVESTMENT
   OPERATIONS
   Net investment
   income              0.26  0.27    0.25   0.28    0.30   0.33     0.35    0.35   0.02
   Net gains or
   losses on
   securities
    (both realized
    and unrealized)    0.52 (0.46)   0.12   0.09    0.07  (0.04)  0.09  (0.05)  (0.02)
                       ---- -----    ----   ----    ----  -----   ----  -----   -----
 Investment Operations 0.78 (0.19)   0.37   0.37    0.30   0.29   0.44   0.30    0.04
   LESS DISTRIBUTIONS
   Dividends (from
   net investment
     income         $(0.26)$(0.27) $(0.25)$(0.285)$(0.30)$(0.33)$(0.35) $(0.35)  $(0.01)

   Distributions
    (from capital
     gains)         0.00   (0.01)  (0.05)   (0.025)  0.00  0.00   0.00    0.00    0.00
                    ----   -----   -----    ------   ----  ----   ----    ----    ----
Total Distributions(0.26)  (0.28)  (0.30)   (0.31)  (0.30) (0.33) (0.35)  (0.35)  (0.01)
NET ASSET VALUE AT
END OF PERIOD      $5.28   $4.76   $5.23     $5.16   $5.10  $5.03 $5.07   $4.98   $5.03


TOTAL RETURN       16.68%  (3.76)%  7.35%    7.49%    7.63  5.94%  9.17%   6.45%  3.20%
RATIOS /
SUPPLEMENTAL DATA
Net assets ($000),
end of period     $5,220  $6,841   $7,367   $5,808   $3,803  $2,540  $808   $335   $29

Ratio of expenses
to average
net assets*       0.75%   0.75%    0.75%    0.75%    0.75%   0.97%    0.90% 0.28% 0.11%
Ratio of net
investment income
   to average net 5.07%  5.28%     4.79%    5.64%   6.08%   %6.74%   6.51%   6.58% 0.56%
   assets*
Portfolio turnover 28%    36%       31%      17%     15%     17%      13%     100%  0%
rate

   * Not Annualized

For each of the above years, all or a portion of the expenses were waived. If these costs had not been waived, the resulting increase to expenses per share in each of the above periods would be $.016, $.007, $.009, $.008, $.02, $.02, $.05,
$.10, $.19, and $.01, respectively. The increase to the ratio of expenses to average monthly net assets would be .26%, .14%, .18%, .17%, .54%, 1.01%, 1.25%,
2.24% and .11%, respectively. (The accompanying notes are an integral part of these financial statements)

STATEMENT OF ASSETS AND LIABILITIES
As of November 30, 1995
ASSETS
     Investments, at value
     Municipal Bonds (cost $4,797,276)                 $5,048,501
     Cash                                                  78,340
     Interest receivable                                   97,090
     Insurance deposit                                       800
                                                             ---
        Total Assets                                  $5,224,731
                                                      ----------
LIABILITIES
     Payable to affiliate                                 4,417
                                                          -----
        Total Liabilities                                 4,417
                                                          -----
NET ASSETS                                            5,220,314
                                                      =========
FUND SHARES OUTSTANDING                                 988,761
ANALYSIS OF NET ASSETS
     Paid in capital (unlimited shares authorized, no
     par value)                                       5,033,109
     Undistributed netinvestment income (loss)              (26)
     Accumulated net realized gain (loss)
          on investments
                                                        (63,994)
     Unrealized net appreciation
     on investments                                      251,225
                                                         -------
     Net Assets applicable to
     Fund shares outstanding                          $5,220,314
                                                      ==========

NET ASSET VALUE PER SHARE                                  $5.28

STATEMENT OF OPERATIONS
Year ended November 30, 1995
INVESTMENT INCOME
    Interest income                             $368,984
    Amortization of bond premiums                (12,119)
    Accretion                                      1,154
    Miscellaneous                                    221
                                                  ------
       Gross investment income                              $358,240
EXPENSES
    Investment adviser and administration fee    30,862
    Professional fees                            13,612
    Shareowner servicing                          5,205
    Printing and postage                          4,954
    Filing and registration fees                  2,155
   Other expenses                                 5,618
                                                  -----
    Total gross expenses                          62,406
       Less earnings credits                       (2,041)
       Less advisory fee waived                   (14,048)
                                                  -------
    Net expenses                                            46,317
                                                            ------
       Net investment income                                311,923
                                                            -------
NET REALIZED GAIN (LOSS) ON
INVESTMENTS
    Proceeds from sales                         3,446,364
    Less cost of securities sold
     based on identified cost                   3,510,768
                                                ---------
       Realized
       net loss                                         (64,404)
                                                        -------
UNREALIZED GAIN (LOSS) ON INVESTMENTS
    End of period
                                                251,225
    Beginning of period                        (500,262)
                                                ---------
    Increase in unrealized gain for
    the period                                          751,487
                                                        -------
       Net realized and unrealized
       gain on investments                              687,083
                                                        -------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                         $999,006
                                                        --------

(The accompanying notes are an integral part of these financial statements)


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS                      Year       Year
                                                         ended      ended
                                                       Nov. 30,   Nov. 30,
                                                          1995       1994
OPERATIONS:
    Net investment income                            $ 311,923    $381,688
    Net realized (loss) gain on investments            (64,404)     19,224
    Net  increase (decrease) in unrealized
    appreciation                                      751,487   (692,425)
                                                      --------  ---------
    Net  increase (decrease) in net assets            999,006    (291,513)
                                                      -------   --------

DIVIDENDS TO SHAREOWNERS FROM:
    Net investment income                              (311,941)  (383,476)
                                                       --------   --------
    Capital gains distributions
                                                            -    (20,015)
                                                       -------   -------

FUND SHARE TRANSACTIONS:
    Proceeds from sales of shares
                                                       793,990  2,393,405
    Value of shares issued in reinvestment of
    dividends                                         226,992    287,510
                                                      --------   -------

                                                     1,020,982  2,680,915
    Cost of shares redeemed                          (3,329,049)(2,512,371)
    Net increase (decrease) in net assets from
    share transactions                              (2,308,067)  168,544
                                                    -----------  -------
Total (decrease) in net assets                     (1,621,002) (526,460)

NET ASSETS
    Beginning of period
                                                    6,841,316  7,367,776
                                                    ---------  ---------
    End of period                                  $5,220,314  $6,841,316
                                                    ========== ==========
    (Including undistributed net investment income
    of ($26) for  Nov. 30,1995 and ($8) for Nov.
    30,1994)
Shares of the Fund Sold and Redeemed
    Number of shares sold                              225,327    466,823
    Number of shares issued in reinvestment of
    dividends                                           44,240     57,107
    Number of shares redeemed                         (717,954)  (495,726)
                                                      --------   --------
Net Increase (Decrease) in Number of Shares
Outstanding                                          (448,387)    28,204
                                                     ========     ======

(The accompanying notes are an integral part of these financial statements)

                              DISCUSSION OF FUND PERFORMANCE
                                        (UNAUDITED)
 For the twelve-month period ending November 30, 1995, Idaho Tax-Exempt Fund returned shareholders 16.68%. At November 30, the 30-day yield on the Fund was 4.6% and the share price had risen to $5.28 from $4.76 at the beginning of the fiscal year.

Although the bond market enjoyed a substantial recovery from the bear market of fiscal 1994, concerns about a possible flat (or flatter) federal income tax meant the municipal bond market maintained a fairly high level of interest rates relative to taxable securities. While this high relative yield presented an opportunity to buyers of municipal bonds generally, it did restrain somewhat the rally in price experienced by some issues in the marketplace.

The primary objective of the Fund is income exempt from federal and Idaho personal income taxes, with the secondary objective of capital preservation. Although Idaho has a relatively high personal income tax, the fact that its per capita outstanding municipal debt is only one-third the national average and that it has a high income tax means Idaho debt is relatively dear in the market because of the excess of demand over supply. These factors reduce the yield on Idaho bonds compared to similar issues of other states, but also contribute to relative stability of principal.

The Fund's secondary policy of preservation of capital drives it to maintain a moderate portfolio maturity in the intermediate 5-to-15 year range. While the Fund's policies limit price risk normally associated with longer maturities, when compared to a general bond index, such as the Lehman Municipal Index, or funds with policies more like the Index, the Fund typically will experience both less price decline and appreciation than the Index. Though the Fund does not try to "beat" the Lehman or any other specific index, the Fund's returns, considering lower price fluctuation, compared favorably to that of the Index for the fiscal year, as shown in the accompanying chart.

The line graph below compares Idaho Tax-Exempt Fund's performance to the Lehman Brothers Municipal Bond Index, a broad-based municipal bond market index. To be comparable, the Municipal Index data includes reinvested income (as computed by Lehman Brothers Fixed Income Research). Note that this graph compares an unmanaged, expense-free index to an actively managed fund that has transaction and other costs and stands ready to buy and sell its securities to shareholders on a daily basis, as well as providing s a wide range of services to them. Additionally, it should be noted that few if any investors are able to invest in such a portfolio because of the large amount of securities involved to model such a portfolio.

Were the Fund to target the Index as an objective, the Fund might take greater risk in a longer term maturity in its portfolio to take advantage of the fluctuation--for better or for worse--available in such a portfolio. However, maintaining the stability of capital is an objective of the Fund, so we believe the Fund has performed well within expectations.

     The graph shows that $10,000 invested in Idaho Tax-Exempt Fund at the end of September 1987 would have grown to $17,225 at the end of November 1995. If $10,000 could have been invested in the Lehman Brothers Municipal Bond Index at the end of September 1987, that would have grown to $20,678.

Date         The Fund     Lehman
                          Index
       Sep-87   $10,000     $10,000
     11/30/88     10679       11391
     11/30/89     11658       12644
     11/30/90     12351       13620
     11/29/91     13294       15019
     11/30/92     14290       16525
     11/30/93     15341       18356
     11/30/94     14763       17392
     11/30/95     17225       20678

(Graph omitted)

NOTES TO FINANCIAL STATEMENTS
Note 1-Organization
Saturna Investment Trust, (formerly Northwest Investors Trust) Trust (the "Trust") was established under Washington State Law as a Business Trust on February 20, 1987. The Trust is registered as a no-load, open-end series investment company under the Investment Company Act of 1940, as amended. Four portfolios have been created to date in addition to Idaho Tax-Exempt Fund (the "Fund.") The other four portfolios distribute through a separate prospectus and the results of those funds are contained in a separate report.

Note 2--Significant Accounting
Policies
The following is a summary of the significant accounting policies followed by the Fund.

INVESTMENTS:
Fixed-income securities for which there are no publicly available market quotations are valued using a matrix based on maturity, quality, yield and similar factors, which are compared periodically to multiple dealer bids and adjusted by the adviser under policies established by the Trustees.

The cost of securities is the same for accounting and Federal income tax purposes. Securities transactions are recorded on trade date. Realized gains and losses are recorded on the identified cost basis.

INCOME AND EXPENSES:
Interest income is reduced by the amortization of bond premiums, on a constant yield-to-maturity basis from purchase date to maturity.

Interest income is increased by accretion only for bonds underwritten as original issue discounts. Market discounts are recorded as realized gains upon disposition.

Expenses incurred by the Trust on behalf of the Fund (e.g., professional fees) are allocated to the Fund and the other Funds of the Trust on the basis of relative daily average net assets. The Adviser has agreed to certain limits on expenses, as described below.

INCOME TAXES:
The Fund has elected to be taxed as a regulated investment company under the Internal Revenue Code and distribute substantially all of its taxable net investment income and realized net gains on investments. Therefore, no provision for Federal income taxes is required. Further, the Fund intends to meet IRS requirements for tax-free income dividends, and requirements of the Idaho Department of Revenue for income dividends free of Idaho state income tax.

DIVIDENDS AND DISTRIBUTIONS TO SHAREOWNERS:
Dividends and distributions to shareowners are recorded on the ex-dividend date. Dividends are paid daily and distributed on the last business day of each month. Shareowners electing to reinvest dividends and distributions purchase additional shares at the net asset value on the payable date.

Note 3--Transactions with Affiliated Persons
Under a contract approved by share-owners on October 12, 1990, Saturna Capital Corporation provides investment advisory services and certain other administrative and distribution services to conduct the Fund's business. For such services, the Fund pays an annual fee equal to .50% of average daily net assets. For the year ended November 30, 1995, the Fund incurred advisory fee expenses of $30,862.

Saturna Capital has volunteered to reimburse the Fund to the extent that total expenses of the Fund, (excluding interest, brokerage commissions and taxes) exceeds 0.75% through November 30, 1995 and .80% througn March 31, 1997. Accordingly, for the year ended November 30, 1995, Saturna Capital waived $14,048 of the advisory fee.

In accordance with the Fund's agreement with its custodian bank, National City Bank, for the year ended November 30, 1995, custodian fees incurred by the Fund, amounted to $2,041.

Two trustees, who also serve as officers of the Trust, are directors and officers of Saturna Capital Corporation.

The Trust acts as a distributor of its own shares, except in those states in which Investors National Corporation (a subsidiary of Saturna Capital Corporation) is itself registered as a broker-dealer and acts as distributor without compensation. Saturna Capital Corporation acts as shareowner servicing (transfer) agent for the Fund, for a monthly fee plus certain expenses. For the fiscal year ended November 30, 1995, the Fund paid such a fee of $5,205.

All trustees have served to date without compensation; however, effective January 1, 1996 the unaffiliated trustees will begin to receive a fee of $100 per meeting attended each. On November 30, 1995, the trustees, officers and their immediate families as a group owned none of the outstanding shares of the Fund.

Note 4--Federal Income Taxes
At November 30, 1995, theFund had capital loss carryforwards of $64,404 which expire in 2003. Prior to their expiration, such loss carryforwards may be used to offset future net capital gains realized for Federal income tax purposes.

Note 5--Investments
At November 30, 1995, the net unrealized appreciation of investments for the Fund of $251,225 comprised gross unrealized gains of $259,531 and gross unrealized losses of $8,306.

During the year ended November 30, 1995, the Fund purchased $1,643,866 of securities and sold/matured $3,446,364 of securities.

                                  REPORT OF
                           INDEPENDENT ACCOUNTANTS
                                           To the Board of Trustees
and Shareowners of
Saturna Investment Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Idaho Tax-Exempt Fund, a series of Saturna Investment Trust, (formerly Northwest Investors Trust; hereafter referred to as the "Trust") at November 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the six years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1995 by correspondence with the custodian and a broker, provide a reasonable basis for the opinion expressed above. The financial statements of the Trust for each of the two years in the period ended November 30, 1989 and for the period September 4, 1987 (commencement of operations) through November 30, 1987 were audited by other independent accountants whose report dated January 19, 1990 expressed an unqualified opinion on those statements.


Seattle, Washington
December 15, 1995

                             IDAHO TAX-EXEMPT FUND,
                    A PORTFOLIO OF SATURNA INVESTMENT TRUST
                                SATURNA CAPITAL
                                  MUTUAL FUNDS
                                  1-800/SATURNA
                                 (800/728-8762)
This report is issued for the information of the shareowners of the Fund. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Fund. Idaho Tax-Exempt Fund is a series of Saturna Investment Trust.
                         (GRAPHIC OF IDAHO MAP OMITTED)
                                  ANNUAL REPORT
                               NOVEMBER 30, 1995